UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 9, 2007

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the recent events that HomeBanc Corp. (the “Company”) has publicly announced, the Company and its subsidiaries have received notices, from substantially all of the counterparties (including lenders) to the Company’s material agreements, of alleged events of default under those agreements, and of those counterparties’ intention to terminate or accelerate the Company’s performance of those relevant agreements. The Company has disputed certain of those notices. However, in the event of the Company’s default under one or more of those agreements, or in the event of the termination of one or more of those agreements, the Company’s financial and other obligations under such agreements may be accelerated. The Company also may be subject to penalties under those agreements and may suffer cross-default claims from counterparties under the Company’s other agreements.

Item 1.03.	Bankruptcy or Receivership.

On August 9, 2007, the Company, together with certain of its subsidiaries, filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Filing”) in the U.S. Bankruptcy Court for the District of Delaware (HomeBanc Mortgage Corporation, a Delaware corporation, et al., Case No. 07-11079 (KJC)). On August 10, 2007, the Company issued a press release announcing the Bankruptcy Filing. Pursuant to General Instruction F (“Instruction F”) to the Securities and Exchange Commission’s Current Report on Form 8-K, the above referenced press release is attached to this Current Report as Exhibit 99.1, and the information contained therein is incorporated into this Item 1.03 by this reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Please refer to the disclosures set forth above pursuant to Item 2.04 of this Current Report on Form 8-K.

Item 8.01.	Other Material Events.

On August 14, 2007, the Company issued a press release announcing that, in light of the Company’s Bankruptcy Filing, the Company’s 2007 Annual Meeting of Shareholders, scheduled for August 30, 2007, has been cancelled. Pursuant to Instruction F, the above referenced press release is attached to this Current Report as Exhibit 99.2, and the information contained therein is incorporated into this Item 8.03 by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated August 10, 2007.
99.2	Press release dated August 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 15, 2007

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Press release dated August 10, 2007. Press release dated August 14, 2007.